February 12, 2002                      December Quarter - Semiannual Report


Dear Ultra-Large 35 Index Portfolio Shareholder,

Following the terrorist attacks and poor economic news through September, the stock market "shook off" the bad news of the continuing recession to recover some lost ground in October, November, and December. The Portfolio declined 5.5% for the full six months from July to December, compared to the 5.6% decline of the S&P 500 Index and a decline of 4.7% for the Lipper Growth and Income Fund Index. I am reasonably pleased with these results for a bear market environment.

For the full calendar year our Portfolio was down 9.1%, compared to the declines of 11.9% for the S&P 500 Index and 7.4% for the Lipper Growth and Income Funds Index.

Performance Summary

TRANSLATION: Amid the turmoil of the recession and terrorist attacks, our portfolio was in negative territory in both the first and second halves of the recent calendar year. Nevertheless, we beat our primary market benchmark, the S&P 500 Index, over the full semi-annual, annual, and life-to-date periods. We finished the calendar with "only" a single digit loss. We underperformed our own Index as detailed in a section below. We also underperformed the Lipper Growth and Income Fund Index by 1.7% over the last year, since funds in this index hold a significantly higher percentage of "value companies," which did very well in 2001. (Value companies are those that are cheap based on certain financial factors.) Nevertheless, we are still beating even this peer benchmark by 3.6% per year for the full period since inception.

The graph below presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on August 5, 1994. The table on the next page presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

[LINE GRAPH]

                                               7/31/97         9/30/97         12/31/97          3/31/98          6/30/98
UL 35 INDEX PORTFOLIO                         10,000.00        9,860.00        10,000.00        11,700.00        12,200.00
ULTRA-LARGE 35 INDEX                          10,000.00        9,860.00        10,000.00        11,700.00        12,203.52
S&P 500 INDEX (START 07/31/97)                10,000.00        9,956.76        10,241.61        11,667.16        12,051.25

                                               9/30/98        12/31/98          3/31/99          6/30/99          9/30/99
UL 35 INDEX PORTFOLIO                         11,100.00       13,911.32        15,137.60        15,901.52        15,177.81
ULTRA-LARGE 35 INDEX                          11,060.02       13,740.12        14,742.30        15,616.25        14,945.08
S&P 500 INDEX (START 07/31/97)                10,854.73       13,162.52        13,817.48        14,789.82        13,868.06

                                              12/31/99         3/31/00          6/30/00          9/29/00         12/29/00
UL 35 INDEX PORTFOLIO                         18,132.53       18,760.58        17,767.85        17,099.28        15,391.03
ULTRA-LARGE 35 INDEX                          17,909.50       18,664.08        17,586.69        16,863.87        15,040.89
S&P 500 INDEX (START 07/31/97)                15,931.52       16,296.89        15,863.96        15,710.17        14,480.92

                                               3/30/01         6/30/01          9/30/01         12/31/01
UL 35 INDEX PORTFOLIO                         13,956.45       14,817.20        12,972.73        13,996.62
ULTRA-LARGE 35 INDEX                          13,951.93       14,743.00        13,018.07        14,235.26
S&P 500 INDEX (START 07/31/97)                12,764.14       13,511.17        11,528.31        12,760.25

                                          6 months            1 Year         Life-to-Date
                                          7/01/01             1/1/01            7/31/97
                                        to 12/31/01        to 12/31/01       to 12/31/014
                                        -----------        -----------       -----------
Ultra-Large 35 Index Portfolio              -5.5%               -9.1%             7.9%
S&P 500 Index (1)                           -5.6%              -11.9%             5.7%
Bridgeway Ultra-Large 35 Index 2            -3.4%               -5.4%             8.3%
Lipper Growth and Income Funds 3            -4.7%               -7.4%             4.3%

     (1) The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. 2The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Portfolio. 3The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. 4Life-to-date returns are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Fiscal Year Performance

TRANSLATION: In the bear market of 2001, Ultra-Large companies as a group held up slightly better than the market over all. This is the normal pattern based on the last 75 years of data. Unlike our record of the previous three years, there was no one industry that skewed results strongly in either direction.

The table below indicates the returns of our stocks for the calendar year 2001. What is perhaps most remarkable is how broadly various industries are represented in both the leading and lagging companies. For example, our best and our worst performing companies were both in the software industry. Technology and communications were both represented fairly evenly on both ends of the spectrum. Perhaps the notable exception was pharmaceuticals, which were all in the bottom half. These companies had performed better in the bear market of 2000, but worse in 2001. This is the detailed record for 2001:


             Total Return for Ultra-Large 35 Index Portfolio Stocks
                          for the Calendar Year 2001
             ------------------------------------------------------

Rank   Company                                  Industry                            % Change
----   -------                                  --------                            --------
1      Microsoft Corp.                          Software                              39.5%
2      International Business Machines Corp.    Computers                             35.0%
3      Avaya Inc.                               Telecommunications                    29.1%
4      Bank of America Corp.                    Banks                                 27.1%
5      AT&T Corp. (1)                           Telecommunications                    22.5%
6      Dell Computer Corp.                      Computers                             21.1%
7      Johnson & Johnson                        Healthcare-Products                   12.5%
8      Intel Corp.                              Semiconductors                        12.2%
9      Wal-Mart Stores Inc.                     Retail                                 7.8%
10     Procter & Gamble Company                 Cosmetics/Personal Care                6.4%
11     AOL Time Warner Inc. (2)                 Media                                  5.8%
12     Home Depot Inc                           Retail                                 5.4%
13     ChevronTexaco Corp.                      Oil & Gas                              4.7%
14     Citigroup Inc.                           Diversified Financial Services        -1.4%
15     United Parcel Service Inc.               Transportation                        -2.5%
16     Verizon Communications Inc.              Telecommunications                    -2.8%
17     General Motors Corp.                     Auto Manufacturers                    -6.6%
18     Motorola Inc.                            Telecommunications                    -7.6%
19     Fannie Mae                               Diversified Financial Services        -8.2%
20     Du Pont (E.I.) de Nemours & Company      Chemicals                             -9.5%

21     Exxon Mobil Corp.                        Oil & Gas                             -9.6%
22     WorldCom Inc-WorldCom Group (3)          Telecommunications                   -12.0%
23     Pfizer Inc.                              Pharmaceuticals                      -12.6%
24     McDonald's Corp.                         Retail                               -13.1%
25     Hewlett-Packard Company                  Computers                            -14.0%
26     SBC Communications Inc.                  Telecommunications                   -14.9%
27     General Electric Company                 Miscellaneous Manufacturers          -16.3%
28     Coca-Cola Company                        Beverages                            -18.2%
29     Ford Motor Company                       Auto Manufacturers                   -18.5%
30     American International Group             Insurance                            -19.6%
31     Disney (Walt) Company                    Media                                -19.8%
32     Cisco Systems Inc.                       Telecommunications                   -22.5%
33     Bristol-Myers Squibb Company (4)         Pharmaceuticals                      -22.9%
34     Merck & Co Inc.                          Pharmaceuticals                      -32.9%
35     Lucent Technologies Inc.                 Telecommunications                   -35.7%
36     Agilent Technologies Inc.                Electronics                          -42.5%
37     Oracle Corp.                             Software                             -46.5%

  Notes:
  ------

(1) Total return of AT&T Corp. includes the return of AT&T Wireless Services Inc. that was spun off on July 9, 2001.
(2) AOL Time Warner Inc. was formed by the merger between America Online Inc. and Time Warner Inc. on January 12, 2001. Total return of AOL Time Warner Inc. is calculated as a combined return of the both companies before the merger and of the new company thereafter.
(3) Total return of WorldCom Inc.- WorldCom Group includes the return of WorldCom Inc - MCI Group that was spun-off on June 8, 2001.
(4) Total return of Bristol-Myers Squibb Company includes the return of Zimmer Holdings that was spun-off on August 7, 2001.


Index Recomposition on December 31, 2001

TRANSLATION: We made some adjustments to the Index composition at the end of 2001, adding six and deleting five companies. These changes ensure that our Index represents the very largest U.S. companies, subject to diversification constraints.

We do not normally rebalance the composition of Bridgeway Ultra-Large 35 Index annually. Our last recomposition was two years ago. The current Index has 36 ultra-large companies. (We included an extra one in anticipation of a merger over the coming few years.) Two companies are spinoffs from other ultra-large companies; we consider spinoffs as "dormant," those that will decline in importance over time and will probably be removed altogether. All of the recomposition is done with taxable investors in mind--we didn't create any theoretical capital gains in the recomposition of the index. The average price-to earnings ratio after recomposition is about 30. The average beta (percentage of market risk) is about 0.91.

The following list shows the largest U.S. companies ranked by market capitalization at the end of the calendar year and the status of each company in our Index.

  Size        Ultra-
  Rank       Large 35
12/31/01    Index Rank  Company                                     Status/Change
--------    ----------  -------                                     -------------
    1           1       General Electric Company                    Currently in Index
    2           2       Microsoft Corp.                             Currently in Index
    3           3       Exxon Mobil Corp.                           Currently in Index
    4           4       Citigroup Inc.                              Currently in Index
    5           5       Wal-Mart Stores Inc.                        Currently in Index
    6           6       Pfizer Inc.                                 Currently in Index

    7           7       Intel Corp.                                 Currently in Index
    8           8       International Business Machines Corp.       Currently in Index
    9           9       American International Group                Currently in Index
   10           10      Johnson & Johnson                           Currently in Index
   11           11      AOL Time Warner Inc.                        Currently in Index
   12           12      Cisco Systems Inc.                          Currently in Index
   13           13      Merck & Co Inc.                             Currently in Index
   14           14      SBC Communications Inc.                     Currently in Index
   15           15      Verizon Communications Inc.                 Currently in Index
   16           16      Home Depot Inc.                             Currently in Index
   17           17      Coca-Cola Company                           Currently in Index
   18           18      Berkshire Hathaway Inc.                     Added December 31, 2001
   19           19      Procter & Gamble Company                    Currently in Index
   20           20      Bristol-Myers Squibb Company                Currently in Index
   21                   Philip Morris Companies, Inc.               Not in Index (tobacco)
   22           21      Bank of America Corp.                       Currently in Index
   23           22      ChevronTexaco Corp.                         Currently in Index
   24           23      Eli Lilly & Company                         Added December 31, 2001
   25                   Abbott Laboratories                         Not added (industry diversification)
   26           24      Pepsico Inc.                                Added December 31, 2001
   27                   American Home Products Corp.                Not added (industry diversification)
   28           25      Oracle Corp.                                Currently in Index
   29           26      Fannie Mae                                  Currently in Index
   30                   Viacom Inc.                                 Not added (sector representation)
   31           27      Dell Computer Corp.                         Currently in Index
   32           28      Wells Fargo & Company                       Added December 31, 2001
   33                   BellSouth Corp.                             Not added (industry diversification)
   34                   JP Morgan Chase & Company                   Not added (sector representation)
   35           29      AT&T Corp.                                  Currently in Index
   36                   Medtronic Inc.                              Not added (sector representation)
   37           30      United Parcel Service Inc.                  Currently in Index
   38                   Morgan Stanley Dean Witter & Company        Not added (sector representation)
   39                   Amgen Inc.                                  Not added (sector representation)
   40                   Kraft Foods Inc.                            Not added (sector representation)
   43                   Pharmacia Corp.                             Not added (sector representation)
   44                   Schering-Plough Corp.                       Not added (sector representation)
   45           31      Texas Instruments Inc.                      Added December 31, 2001
   46           32      Minnesota Mining & Manufacturing Company    Added December 31, 2001
   ***
   51           33      Du Pont (E.I.) de Nemours & Company         Currently in Index
   53                   WorldCom Inc-WorldCom Group                 Dropped from Index December 31, 2001
   55                   Walt Disney Company                         Dropped from Index December 31, 2001
   57           34      Hewlett-Packard Company                     Currently in Index
   74           35      McDonald's Corp.                            Currently in Index
   75                   Motorola Inc.                               Dropped from Index December 31, 2001
   94           36      Ford Motor Company                          Currently in Index
   97                   General Motors Corp.                        Dropped from Index December 31, 2001
   111                  Lucent Technologies Inc.                    Dropped from Index December 31, 2001
             Dormant    AT&T Wireless Services Inc.                 Spin-off from AT&T 7/9/01, keep min. 6
                                                                    months.
             Dormant    Zimmer Holdings Inc.                        Spin-off from Bristol-Myers 8/7/01, keep
                                                                    min. 6 months.

*** Note: Companies with size rank 47 and below are included in the list only if they are currently in the Index or were dropped in December 2001.

(Not) Replicating the S&P 500

In a recent dialogue on a mutual fund message board, posters discussed strategies to replicate the S&P 500 Index with a smaller number of stocks. One poster wrote:

       Obviously, Bridgeway Ultra-Large 35 Index has its limitations, as would any attempt at replicating the S&P 500 Index with a limited number of securities.

Granted, Ultra-Large 35 Index Portfolio has limitations, as does any mutual fund; it is not all things to all investors. Nevertheless, our objective is not to replicate the S&P 500 Index. We are trying to replicate a significantly different index which focuses more on very large companies, uses no derivatives in the execution of its strategy, eschews tobacco, and is very shareholder friendly when it comes to transaction costs and taxable distributions. So far, our record has been quite favorable relative to the S&P 500 on a cumulative basis. At a level of risk roughly equal to the S&P 500 (based on data from Morningstar), we have beaten the total S&P 500 return record in three of four calendar years without distributing a single capital gain to shareholders. We're not trying to beat the S&P, we trying to build a better mousetrap based on the first index created specifically with mutual fund shareholders in mind. We won't be as successful in every year, and the past is not a guarantee of future performance.

Which Fund Family Had the Best Returns in 2001?

TRANSLATION:  We beat the big guys again.

After the end of the calendar year, several publications present the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records. I haven't figured out why these reporters are so obsessed with the largest.

Anyway, for the last three years I've played the game of "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" In 1999, we beat all twenty. We did it again in 2000. 2001 was the third year in a row, and by a substantial margin. Of course, Bridgeway had an unfair advantage in 2001 since we have a higher percentage of small company funds and small companies did better than large ones. Nevertheless, I'm pretty proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance and cost management.

Positioning for the New Market Environment or A dissenting vote from a "not smart" investor

TRANSLATION: A good long-term investment plan should consider your cash needs and risk tolerance, pay attention to diversification, pay attention to costs (including trading costs), and pay some attention to tax efficiency. You shouldn't need to change the plan for up and down markets,* for Federal Reserve decisions, for the economy overall, for government leadership changes or fiascoes, or for the possibility of more terrorist attacks. It's probably impossible to predict these events, along with their effect on the market, beforehand anyway.
*However, you may need to rebalance your asset allocation (how much is in stocks, bonds, and cash) every so often to keep it in line with your plan.

From the managing editor of a major financial publication:

        Do you think the financial environment is dramatically changed from a few years ago? And if so, do you feel that your personal financial challenges are changing, too? . . . Of course, we all know that the answers to these questions are yes and yes. In fact, in this environment, I'd say any smart investor--or investing magazine--certainly must change.

These two questions, presented just after the market drop following the terrorist attacks, are not so rhetorical to me. In fact, it reminds me how often investment sales people and journalists (as a group; of course there are exceptions), prey on investors' emotions in up and down markets. Alas, that's a different topic; I'll stick to the two questions at hand.

Do I think the environment has changed? Well, yes, three years ago technology was king, and in the last year technology was the dog. (My beagle would not appreciate my saying this.) But quite frankly, these facts are irrelevant. As an investor, the only relevant point is what the next year looks like, and I put no confidence in my or anyone else's ability to predict it. As far as an intelligent investor and the questions above are concerned, I would answer, "Yes." (the environment is always changing), "So, what?" (it should have no effect on a good long-term investment plan), and "No." (I'm still just as focused on investing to pay college expenses and to fund retirement as I ever was--that is, I'm not changing a thing about my personal investment plan or the management of this Portfolio or, likely, how I feel about it). Actually, this exercise illustrates what I feel are some of Bridgeway's strengths: We are very disciplined in the execution of our strategies; the investment process at Bridgeway looks very much the same in a bull market as a bear market; we're just trying to tap the potential advantages and/or characteristics of ultra-large stocks overall and execute our strategy in a way to minimize both costs and taxable distributions.. Sometimes I think that a big portion of the "value" we add at Bridgeway is simply all the things we don't do and don't pay attention to. It's amazing how much money one can save (and how much more investment return one can keep) by not engaging in activities that destroy value.

My recommendation to you for the "new market environment" is the same as the "old market environment." Get a long-term plan consistent with your cash needs and risk tolerance; pay attention to diversification; pay attention to costs (including trading costs); pay some attention to tax efficiency. Then put the plan in place, and don't worry about it. Steel yourself for the market downturns (we haven't seen the last one), and enjoy the upturns (we haven't likely seen the last one of these either).

How Does He Invest His Money?

TRANSLATION: I thought you'd be interested to know how I invest my money. I have a high threshold for the pain of a market downturn and I don't know your individual situation, so I don't propose that you copy what I'm doing.

I think a fair question of anyone managing your money is, "OK, so where do you invest your money?" I use Bridgeway managed portfolios for 100% of my longer-term investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stock directly; we "eat our own cooking.") I have a very high threshold for short-term volatility; some people say I have a steel stomach in a market downturn. Thus, it is more aggressive than is appropriate for most people. Also, I put almost no money in any stock market instrument that I believe I might spend in the next couple of years. (I use short-term and inflation-protected bond funds of other companies for this purpose.) The following new allocation reflects the addition of two new portfolios we started last year. Here's my target allocation:

                                   A S S E T A L L O C A T I O N (% OF TOTAL)
                                   ------------------------------------------

                                  Less than                   Mid-term    Long-term    Long-term
                                   One-year    Short-term    Aggressive  Aggressive    Aggressive
Bridgeway-managed Fund             Taxable       Taxable      Taxable      Taxable    Tax-Deferred
----------------------             -------       -------      -------      -------    ------------
Ultra-Small Company                                  5           32           38           38
Micro-Cap Limited                                    5           18           22           22
Aggressive Investors 1                                           17           20            8
Aggressive Investors 2                               5            3            4           16
Calvert Large-Cap Growth                                          6            6            6
Balanced                                            25           24           10           10
Inflation-Protected Treasuries         30           30
Short-term bonds                       40           30
Cash                                   30
                                      ---
Total                                 100          100          100          100          100

Of Returns and Raises

TRANSLATION: As a shareholder of Bridgeway Ultra-Large 35 Index Portfolio, you paid the lowest operating expenses of any retail mutual fund to the best of my knowledge. At 0.15% per year, we're trying to help you keep more of the returns that our stocks earn over longer periods and not add as much to the pain of a down year like 2001. Fees and portfolio manager salaries are an open book at Bridgeway.

A recent posting to a fund web site chastised Bridgeway (and me personally) for raising its fees amidst declining returns for our Aggressive Investors 1 Portfolio. (The performance numbers quoted in the sections below are for Aggressive Investors 1 Portfolio rather than this portfolio; however, I thought you'd be interested since some of the principles also apply to your portfolio.) I care a lot about this issue, and since I believe Bridgeway is on the leading edge of this issue, I thought I'd use the post to illustrate some unusual characteristics of your Portfolio's management company. Here's the web site post:

       I have no problem with the fund [Aggressive Investors 1] itself. I am a little concerned about the reasoning of the fund manager, Mr. Montgomery. Last year he gave himself a raise despite losing money for his investors. We lose, he still wins? His reasoning regarding increasing management fees was, sure I lost money for you, but I didn't lose as much as other funds. This seemed unscrupulous to me. Maybe my goals are different, but I was paying a manager to make money for me not to lose money. I have no trouble paying a salary, but to give a raise?
       His reasoning was that of a politician. . . . I think he had a 3rd home mortgage to pay. Wall Street, where the losers win and the rest of us lose twice (decreased fund value and higher management fees).

Ouch. Fund managers and politicians. I hate stereotypes, but I can't help but sympathize with some of the shareholder's conclusions, even if most of them don't happen to apply at Bridgeway. Let's take a look at the specifics.

"Losing money for his investors." Since this was written in November 2001, I thought the writer would be referring to the down market of calendar year 2000, but Aggressive Investors 1 was up 13.6% when the S&P 500 Index was down 9.1%. So let's assume that the reader was referring to the most recently completed fiscal year (through June 30). The Portfolio was down 9.4%, the S&P 500 was down 14.8%, and Lipper's Index of Capital Appreciation Funds was down 18.1%. Shareholders' wealth in our Portfolio did decline almost double digits. (It declined 11.2%, slightly more for all of calendar 2002 and even more over some shorter time periods.) This is an honest difference between the expectation of a shareholder and the investment objective of this Portfolio. 2002 was the first full calendar year we declined, so perhaps the shareholder invested based on prior years' positive returns only. However, our investment objective with respect to returns is "to exceed the total of the S&P 500 Index over longer periods of at least three years or more." I do not expect to outperform, indeed, I have not calibrated our models to seek to outperform the market every year. Also, the first and most important risk of the Portfolio is listed first in the risk section of the prospectus: "Shareholders . . . are exposed to higher risk than the stock market as a whole and could lose money." So even if we meet our investment objective completely, I would still expect shareholders to be paying us to occasionally "lose money." (This also applies specifically to the Ultra-Large 35 Index Portfolio.) On the other hand, I would hope that we meet our longer-term objective and that shareholders would stay with us through the down periods. However, to put it bluntly, if you want never to see an annual decline, this Portfolio, in fact no stock market instrument, is appropriate for you.

"Gave himself a raise." Everyone who works at Bridgeway takes part in a peer group evaluation process, which helps determine his or her salary. I am no exception. I am also not the primary person responsible for salary administration. If I were, I'm sure my salary would be different, but not necessarily more. In addition-- and this is a radical departure from industry practice--like everyone at Bridgeway I am subject to a 7 to 1 salary cap. The highest compensated person cannot make more than seven times the lowest compensated employee. I feel that salaries and stock compensation at the high end in corporate America have gotten out of hand, and I believe the salary cap is one way to help protect our various "constituencies." (Ah ha, see, he really is a politician.)

Let's translate to "someone else gave him a raise." This is true. According to the Statement of Additional Information available on our web site, my salary increased 24% in 2000 to $278,265. It went up again in 2001 to $282,701. I certainly feel that I have a very good salary. In the scope of our world's wealth, it may even be outrageous, but it is also most definitely a direct function of the performance of the Portfolios I manage. Specifically, over half of the variable portion of my salary is tied to our relative performance of our actively managed portfolios. We like to say, "We do well when you do well." Perhaps I should be more specific: "We do well when you beat the market." (Also, Aggressive Investors 1 Portfolio is not the only Portfolio I manage; three of them were "up" in 2002.) What is probably most remarkable about my salary is that it is public information at all. To the best of my knowledge, this is unique in the mutual fund industry. You can look up the compensation of the executives of the companies in which we invest, and I feel you should be able to look up the salary of your portfolio manager as well. At Bridgeway, you can.

"I lost money for you, but I didn't lose as much as other funds." I never said this with respect to compensation, because this hurdle would be too low. Most funds underperform their market benchmarks over longer time periods. Sure, we look at our performance versus our peers, but our compensation is only tied to our performance versus a market benchmark. It's one of the reasons I stated in the first paragraph of this letter that I wasn't pleased with the 15.5% quarterly return.

"Maybe my goals are different." It does pay to read the prospectus investment objective. I believe this is an accurate statement. You can call the Fund at 800-661-3550 for a prospectus or read it right online at www.bridgewayfund.com.

"I think he had a 3rd home mortgage to pay." I only have one mortgage, but I do have some family college education bills.

"Wall Street, where the losers win and the rest of us lose twice." I have my own criticism of "Wall Street," although I do like to visit New York City. Bridgeway is located in Houston.

Finally, a heart-warming reply to the post above from a shareholder I've also never met:

       The last poster appears not to have read the Bridgeway literature, which I have; otherwise, he'd be a bit less critical of Montgomery. I feel strongly that Montgomery's interests are fully-aligned with those of the investors, evidenced as much as anything in the fact that the Bridgeway funds close at very small sizes (whereas other firms let them balloon since fees are asset-based). Although Bridgeway raised his fees, that's because he outperformed (now I forget) whether it's his peers or the benchmark (I think the latter, the S&P500). Certainly you don't think most other firms are lowering fees now? To the contrary, "Company X", now "Company Y", other firms, too, are making formerly no-load funds loaded. For my money, I'd prefer all funds to be run by people of Montgomery's character. He's a straight arrow, as best I can tell.

We do try to align our interests as best we can with those of shareholders, and performance-based fees are one way we try to accomplish it in our actively managed portfolios. In Ultra-Large 35 Index Portfolio, we just try to keep our expenses extremely low. In all fairness of disclosure, the management fee is a very important conflict of interest, since what is income to the management firm is an expense of the fund and its shareholders. I believe the first poster is right for fretting about it. If more shareholders looked "under the hood" and voted positively and negatively with their feet, our industry would probably be healthier for it.

Thanks to both individuals for airing gripes and making their opinions known!

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2001; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming.

Sincerely,

/s/ John Montgomery

John Montgomery

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                               December 31, 2001





     Industry Company                                      Shares             Value

Common Stock - 100.7%
     Auto Manufacturers - 4.8%
              Ford Motor Company                            9,482         $ 149,057
              General Motors Corp.                          3,043           147,890
                                                                          ----------
                                                                            296,947
     Banks - 2.6%
              Bank of America Corp.                         2,554           160,774

     Beverages - 2.4%
              Coca-Cola Company                             3,207           151,210

     Chemicals - 2.7%
              Du Pont (E.I.) de Nemours
                & Company                                   3,962           168,425

     Computers - 10.6%
              Dell Computer Corp. *                         8,954           243,370
              Hewlett-Packard Company                      10,833           222,510
              International Business Machines
                Corp.                                       1,599           193,415
                                                                          ----------
                                                                            659,295
     Cosmetics/Personal Care - 3.3%
              Procter & Gamble Company                      2,565           202,968

     Diversified Financial Serv. - 7.2%
              Citigroup Inc.                                3,349           169,058
              Fannie Mae                                    3,523           280,079
                                                                          ----------
                                                                            449,137

     Healthcare-Products - 4.7%
              Johnson & Johnson                             4,762           281,434
              Zimmer Holdings Inc. *                          266             8,111
                                                                          ----------
                                                                            289,545

     Insurance - 2.8%
              American International Group                  2,191           173,965

     Media - 4.6%
              AOL Time Warner Inc. *                        4,459           143,134
              Walt Disney Company                           7,014           145,330
                                                                          ----------
                                                                            288,464

     Misc. Manufacturing - 2.6%
              General Electric Company                      4,098           164,248

     Oil & Gas - 4.9%
              ChevronTexaco Corp.                           1,760           157,714
              Exxon Mobil Corp.                             3,742           147,061
                                                                          ----------
                                                                            304,775

     Pharmaceuticals - 7.0%
              Bristol-Myers Squibb Company                  2,349           119,799
              Merck & Company Inc.                          2,236           131,477
              Pfizer Inc.                                   4,623           184,227
                                                                          ----------
                                                                            435,503

     Industry Company                                      Shares             Value

     Retail - 9.2%
              Home Depot Inc.                                3,740         $190,777
              McDonald's Corp.                               7,431          196,699
              Wal-Mart Stores Inc.                           3,239          186,404
                                                                          ----------
                                                                            573,880

     Semiconductors - 3.5%
              Intel Corp.                                    7,013          220,559

     Software - 5.8%
              Microsoft Corp. *                              3,093          204,911
              Oracle Corp. *                                11,158          154,092
                                                                          ----------
                                                                            359,003

     Telecommunications - 19.5%
              AT&T Corp.                                     8,202          148,784
              AT&T Wireless Services Inc. *                  2,141           30,761
              Cisco Systems Inc. *                          14,404          260,856
              Lucent Technologies Inc. *                    27,170          170,899
              Motorola Inc.                                  9,376          140,828
              SBC Communications Inc.                        4,189          164,083
              Verizon Communications Inc.                    3,224          153,011
              WorldCom Inc-WorldCom Group *                 10,167          143,152
                                                                          ----------
                                                                          1,212,374

     Transportation - 2.5%
              United Parcel Service Inc.                     2,898          157,941
                                                                          ----------
     Total Common Stock (Identified Cost $6,127,692)                     $6,269,013
                                                                          ----------


Total Investments - 100.7%                                               $6,269,013

Other Assets and Liabilities, net  (0.7)%                                   (43,647)
                                                                          ----------

Total Net Assets - 100.0%                                                $6,225,366
                                                                         ===========


* Non-income producing security as no dividends were paid during the period from July 1, 2001 to December 31, 2001.

** The aggregate identified cost on a tax basis is $6,127,692. Gross unrealized appreciation and depreciation were $765,248 and $623,927, respectively, or net unrealized appreciation of $141,321.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2001

ASSETS:

      Investments at value (cost - $6,127,692)                 $6,269,013
      Receivable for shares sold                                    3,000
      Receivable for investments sold                              42,415
      Receivable for dividends                                      5,430
      Deferred organization costs                                     624
                                                                ---------
            Total assets                                        6,320,482
                                                                ---------

LIABILITIES:

      Bank overdraft                                               43,828
      Payable for shares redeemed                                  46,088
      Payable for management fee and other expenses                 4,576
      Payable for organization costs                                  624
                                                                ---------
            Total liabilities                                      95,116
                                                                ---------
      NET ASSETS ( 922,650 SHARES OUTSTANDING)                 $6,225,366
                                                               ==========
      Net asset value, offering and redemption price
         per share ($6,225,366 / 922,650)                          $ 6.75
                                                               ==========

NET ASSETS REPRESENT:

      Paid-in capital                                          $6,794,456
      Undistributed net investment income                          (2,997)
      Undistributed net realized loss                            (707,414)
      Net unrealized appreciation of investments                  141,321
                                                                ---------
      NET ASSETS                                               $6,225,366
                                                               ==========


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2001

INVESTMENT INCOME:

      Dividends                                         $43,046
      Interest                                            1,187
                                                        -------
            Total income                                 44,233

EXPENSES:

      Management fees                                     2,423
      Accounting fees                                    12,249
      Registration fees                                   3,000
      Audit fees                                          2,654
      Custody                                             1,600
      Directors fees                                        479
      Amortization of organization costs                    355
      Legal                                                 195
      Insurance                                             160
                                                      ---------
            Total expenses                               23,115
      Less fees waived                                  (14,672)
      Less expenses reimbursed                           (3,900)
                                                      ---------
            Net expenses                                  4,543
                                                      ---------

NET INVESTMENT INCOME                                    39,690
                                                      ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

      Net realized loss on investments                 (117,807)
      Net change in unrealized appreciation            (254,336)
                                                      ---------
      Net realized and unrealized loss                 (372,143)
                                                      ---------
NET DECREASE IN ASSETS RESULTING FROM OPERATIONS      ($332,453)
                                                      =========



See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                            Six months ended     Year ended
INCREASE (DECREASE) IN NET ASSETS:                          December 31, 2001   June 30, 2001
OPERATIONS:

      Net investment income                                      $    39,690    $    77,705
      Net realized loss on investments                              (117,807)      (385,647)
      Net change in unrealized appreciation                         (254,336)      (955,099)
                                                                 -----------    -----------
          Net increase (decrease) resulting from operations         (332,453)    (1,263,041)
                                                                 -----------    -----------
      Distributions to shareholders:
          From net investment income                                 (74,531)       (79,558)
          From realized gains on investments                               0              0
                                                                 -----------    -----------
            Total distributions to shareholders                      (74,531)       (79,558)
FUND SHARE TRANSACTIONS:

      Proceeds from sale of shares                                 1,855,903      3,090,003
      Reinvestment of dividends                                       71,972         72,077
      Cost of shares redeemed                                     (1,270,083)    (3,210,271)
                                                                 -----------    -----------
          Net increase (decrease) from Fund share transactions       657,792        (48,191)
                                                                 -----------    -----------
          Net increase (decrease) in net assets                      250,808     (1,390,790)
NET ASSETS:

      Beginning of period                                          5,974,558      7,365,348
                                                                 -----------    -----------
      End of period (including undistributed net investment
          income of $31,844 and $33,697, respectively)           $ 6,225,366    $ 5,974,558
                                                                 ===========    ===========

Number of Fund shares:
      Sold                                                           273,442        392,211
      Issued on dividends reinvested                                  10,492          9,279
      Redeemed                                                      (188,110)      (414,190)
                                                                 -----------    -----------
          Net increase (decrease)                                     95,824        (12,700)
      Outstanding at beginning of period                             826,826        839,526
                                                                 -----------    -----------
      Outstanding at end of period                                   922,650        826,826
                                                                 ===========    ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                        FINANICAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)



                                                    Six months ended     Year ended     Year ended     Year ended  July 31, 1997* to
                                                   December 31, 2001  June 30, 2001  June 30, 2000  June 30, 1999  June 30, 1998

PER SHARE DATA

      Net asset value, beginning of period                       $7.23          $8.77         $7.91         $6.10           $5.00
                                                                  ----           ----          ----          ----            ----
      Income (loss) from investment operations:

          Net investment income                                   0.05           0.09          0.08          0.07            0.07
          Net realized and unrealized gain (loss)                (0.45)         (1.54)         0.85          1.77            1.03
                                                                  ----           ----          ----          ----            ----
               Total from investment operations                  (0.40)         (1.45)         0.93          1.84            1.10
                                                                  ----           ----          ----          ----            ----
      Less distributions to shareholders:
          Net investment income                                  (0.08)         (0.09)        (0.07)        (0.03)           0.00
          Net realized gains                                      0.00           0.00          0.00          0.00            0.00
                                                                  ----           ----          ----          ----            ----
               Total distributions                               (0.08)         (0.09)        (0.07)        (0.03)           0.00
                                                                  ----           ----          ----          ----            ----
      Net asset value, end of period                             $6.75          $7.23         $8.77         $7.91           $6.10
                                                                  ====           ====          ====          ====            ====

TOTAL RETURN [1]                                                 (5.5%)        (16.6%)        11.7%         30.3%           22.0%
RATIOS & SUPPLEMENTAL DATA

      Net assets, end of period                            $6,225,366     $5,974,558    $7,365,348    $4,528,432        $386,371
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements              0.15%          0.15%         0.15%         0.15%           0.15%
          Expenses before waivers and reimbursements             0.76%          0.68%         0.47%         0.90%           9.73%
          Net investment income after waivers
            and reimbursements                                   1.31%          1.15%         0.98%         1.06%           1.47%
      Portfolio turnover rate [2]                                23.8%          24.0%         25.9%         16.6%           64.3%



[1]   Not annualized for periods less than a year.

[2]   Annualized for periods less than a year.

*  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

                         ULTRA-LARGE 35 INDEX PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.     Significant Accounting Policies, Continued:

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $10 million.

3.     Management Contract:

       The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the six months ended December 31, 2001. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

       Payable for organization costs is payable to the Adviser.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $1,404,309 and $708,490, respectively, for the six months ended December 31, 2001.

7.     Federal Income Taxes:

       During the six months ended December 31, 2001, the Fund paid a dividend from net investment income of $0.0809 per share to shareholders of record. The dividend qualified for the dividends received deduction of corporate shareholders.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

       At June 30, 2001 the Fund had $885, $25,756, $106,811 and $100,306 in
       capital loss carryforwards for federal income tax purposes expiring June 30, 2006, June 30, 2007, June 30, 2008 and June 30, 2009, respectively.
       The Fund incurred and elected to defer post-October 31 net capital losses of $339,432 to the year ended June 30, 2002.